     Please mark your
 [X] votes as in this
     example.

                               Nominees: Anil Doshi         4.   Transaction  of  such
                                         Mark Ellis              other business as may
               FOR    WITHHOLD           Kenneth Newell          properly  come before
1. ELECTION                              Craig Kleinman          the  meeting  and any
   OF         [  ]     [  ]              Arthur Keith Ross       adjournments thereof.
   DIRECTORS                             Brian V. Murray
                                                            Note:   This proxy will be
                                                            voted as specified.  If no
                                                            specification  is made, it
                                                            will   be  voted  FOR  all
 (Instruction:  To withhold                                 nominees in proposal 1 and
 authority to vote for any                                  FOR  proposals  2  and  3.
 individual nominee, write                                  The proxies are authorized
 that  nominee's name below.)                               to    vote    in    their
                                                            discretion with respect to
                                                            other  matters  which  may
                                                            come before the meeting.


------------------------



                                      FOR       AGAINST        ABSTAIN
2.   APPROVAL OF THE
     COMPANY'S REINCORPORATION        [  ]       [  ]           [   ]
     IN DELAWARE.


                                      FOR       AGAINST        ABSTAIN
3.   APPROVAL OF THE
     COMPANY'S 1996 EQUITY            [  ]       [  ]           [   ]
     INCENTIVE PLAN.

SIGNATURE_____________  DATE_____  SIGNATURE_______________________ DATE________
                                            (SIGNATURE IF HELD
                                             JOINTLY)

 NOTE: Please mark, date and sign exactly as name appears hereon, including designation as executor, trustee, etc. if applicable. A corporation must sign in its name by the President or other authorized officer. All co-owners must sign. Please return the proxy card promptly using the enclosed envelope.

                    4FRONT SOFTWARE INTERNATIONAL, INC.
              PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
     The undersigned hereby appoints Anil Doshi and Mark Ellis, and each of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 at 11:00 A.M. on Wednesday, February 5, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, as directed on the reverse side hereof.

     Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

            (To be Completed, Signed and Dated on Reverse Side)